UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported)

August 18, 2009

BENDA PHARMACEUTICAL, INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

000-16397	Taibei Mingju, 4th Floor, 6 Taibei Road, Wuhan, Hubei Province, 430015, PRC	41-2185030
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

+86 (27) 85494916
(Registrant's telephone
number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The new address of the Company’s headquarters to be used for all correspondence is Taibei Mingju, 4th Floor, 6 Taibei Road, Wuhan, Hubei Province, 430015, PRC

Item 9.01 Financial Statement and Exhibits.

(d)	EXHIBITS

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BENDA PHARMACEUTICAL, INC.

Date: August 18, 2009	By:	/s/ Yiqing Wan
Yiqing Wan President